AQR FUNDS

Supplement dated March 1, 2022 (“Supplement”)

to the Class I Shares, Class N Shares and Class R6 Shares Summary Prospectus,

dated May 1, 2021, as amended (the “Summary Prospectus”),

of the AQR Managed Futures Strategy Fund (the “Fund”)

This Supplement updates certain information contained in the Summary Prospectus. Please review this important information carefully. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective immediately, the section of the Summary Prospectus entitled “Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	January 5, 2010	Managing and Founding Principal of the Adviser
John M. Liew, Ph.D., M.B.A.	January 5, 2010	Founding Principal of the Adviser
Jordan Brooks, Ph.D., M.A.	March 1, 2022	Principal of the Adviser
Yao Hua Ooi	January 5, 2010	Principal of the Adviser
Ashwin Thapar	January 1, 2022	Principal of the Adviser
Erik Stamelos	January 1, 2022	Managing Director of the Adviser

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE